EXHIBIT 10.3

XENONICS HOLDINGS, INC.
WARRANT CERTIFICATE
CLASS A WARRANTS

THIS WARRANT CERTIFICATE (the “Warrant Certificate”) certifies that for value received, The Norman Patriot LLC (the “Holder”) is the owner of warrants (the "Warrants”), which entitle the Holder thereof to purchase at any time on or before the Expiration Date (as defined below) Two Hundred Fifty Thousand (250,000) shares (the “Warrant Shares”) of fully paid non-assessable shares of the common stock, par value $.001 per share, (the “Common Stock”), of XENONICS HOLDINGS, INC. a Nevada corporation (the "Company”), at a purchase price of Two Dollars and Twenty Cents ($2.20) per Warrant Share (the “Purchase Price”), in lawful money of the United States of America by bank or certified check, subject to adjustment as hereinafter provided.

THE WARRANTS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES. THESE WARRANTS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

1. PURCHASE PRICE.

The Warrants entitle the Holder to purchase the Warrant Shares at the Purchase Price. The Purchase Price and the number of Warrant Shares evidenced by this Warrant Certificate are subject to adjustment as provided in Article 7.

2. EXPIRATION DATE.

(a) The Warrants are exercisable, at the option of the Holder, at any time after the date of issuance and on or before the Expiration Date (as defined below) by delivering to the Company written notice of exercise (the “Exercise Notice”), stating the number of Warrant Shares to be purchased thereby, accompanied by bank or certified check payable to the order of the Company for the Warrant Shares to be purchased. Within twenty business days of the Company’s receipt of the Exercise Notice accompanied by the consideration for the Warrant Shares being purchased, the Company shall issue and deliver to the Holder a certificate representing the Warrant Shares being purchased. In the case of exercise for less than all of the Warrant Shares represented by this Warrant Certificate, the Company shall cancel this Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate for the balance of such Warrant Shares.

(b) The term “Expiration Date” shall mean 5:00 p.m., California time, on April 13, 2011, or if such date shall in the State of California be a holiday or a day on which banks are authorized to close, then 5:00 p.m., California time, the next following day which in the State of California is not a holiday or a day on which banks are authorized to close.

3. RESTRICTIONS ON TRANSFER.

(a) Restrictions. The Warrants and the Warrant Shares or any other security issuable upon exercise of the Warrants may not be assigned, transferred, sold, or otherwise deposed of unless (i) there is in effect a registration statement under the Securities Act of 1933, as amended (the “Act”), covering such sale, transfer, or other disposition or (ii) the Holder furnishes to the Company an opinion of counsel, reasonably acceptable to counsel for the Company, to the effect that the proposed sale, transfer, or other disposition may be effected without registration under the Act, as well as such other documentation incident to such sale, transfer, or other disposition as the Company’s counsel shall reasonably request.

(b) Legend. Any Warrant Shares issued upon the exercise of the Warrants shall bear a legend to the following effect:

“The shares evidenced by this certificate were issued upon exercise of Warrants and may not be sold, transferred, or otherwise disposed of in the absence of an effective registration under the Securities Act of 1933 (the “Act”) or an opinion of counsel, reasonably acceptable to counsel for the Company, to the effect that the proposed sale, transfer, or disposition may be effectuated without registration under the Act.”

4. RESERVATION OF SHARES.

The Company covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon exercise of the Warrants, such number of shares of Common Stock as shall then be issuable upon the exercise of the Warrants. The Company covenants that all shares of Common Stock which shall be issuable upon exercise of the Warrants shall be duly and validly issued and fully paid and non-assessable and free from all taxes, liens, and charges with respect to the issue thereof. Notwithstanding anything to the contrary in this Warrant Certificate, no Warrant Shares shall be issued pursuant to this Warrant Certificate unless and until the Company has received approval to issue such shares from the American Stock Exchange or from any other securities exchange or Nasdaq market on which shares of Common Stock may be traded as of the date of the Holder’s Warrant exercise.

5. LOSS OR MUTILATION.

Upon receipt by the Company of reasonable evidence of the loss, theft, destruction, or mutilation of this Warrant Certificate and, in the case of loss, theft, or destruction, of indemnity reasonably satisfactory to the Company, or in the case of mutilation, upon surrender and cancellation of the mutilated Warrant Certificate, the Company shall execute and deliver in lieu thereof, a new Warrant Certificate representing an equal number of Warrant Shares exercisable thereunder.

6. REDEMPTION RIGHT.

Notwithstanding any provision in this Warrant Certificate to the contrary, the Company reserves the right to redeem the outstanding Warrants evidenced by this Warrant Certificate at any time prior to the full or partial exercise of such Warrants by giving the Holder at least thirty days’ prior written notice of such redemption if the closing price of the Common Stock has been at least $2.75 per share on each of twenty consecutive trading days, provided that the Company’s redemption notice must be delivered no later than the third business day after the end of any such twenty-day period. The redemption price of the Warrants shall be $0.001 per share. If this Warrant Certificate is either not exercised or tendered back to the Company by the end of the date specified in the redemption notice, this Warrant Certificate shall be canceled on the books of the Company and shall have no further value except for the $0.001 per share redemption price.

7 ANTI-DILUTION PROVISIONS.

(a) The number of shares of Common Stock and the Purchase Price per Warrant Share pursuant to this Warrant Certificate shall be subject to adjustment from time to time as provided for in this Section 7(a). Notwithstanding any provision contained herein, the aggregate Purchase Price for the total number of Warrant Shares issuable pursuant to this Warrant Certificate shall remain unchanged. In case the Company shall at any time change as a whole, by subdivision or combination in any manner or by the making of a stock dividend, the number of outstanding shares of Common Stock into a different number of shares, (i) the number of shares which the Holder of this Warrant Certificate shall have been entitled to purchase pursuant to this Warrant Certificate shall be increased or decreased in direct proportion to such increase or decrease of shares, as the case may be, and (ii) the Purchase Price per Warrant Share (but not the aggregate Purchase Price) in effect immediately prior to such change shall be increased or decreased in inverse proportion to such increase or decrease of shares, as the case may be.

(b) In case of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation or merger of the Company with another corporation (or in the case of any sale, transfer, or other disposition to another corporation of all or substantially all the property, assets, business, and goodwill of the Company), the Holder of this Warrant Certificate shall thereinafter be entitled to purchase the kind and amount of shares of capital stock which this Warrant Certificate entitled the Holder to purchase immediately prior to such capital reorganization, reclassification of capital stock, consolidation, merger, sale, transfer, or other disposition; and in any such case appropriate adjustments, shall be made in the application of the provisions of this Section 7 with respect to rights and interests thereafter of the Holder of this Warrant Certificate to the end that the provisions of this Section 7 shall thereafter be applicable, as nearly as reasonably possible, in relation to any shares or other property thereafter purchasable upon the exercise of this Warrant Certificate.

(c) Fractional Shares. No certificate for fractional shares shall be issued upon the exercise of the Warrants, but in lieu thereof the Company shall purchase any such fractional shares calculated to the nearest cent.

(d) Rights to the Holder. The Holder of this Warrant Certificate shall not be entitled to any rights of a shareholder of the Company in respect to any Warrant Shares purchasable upon the exercise hereof until such Warrant Shares have been paid for in full and issued to it. As soon as practicable after such exercise, the Company shall deliver a certificate or certificates for the number of full shares of Common Stock issuable upon such exercise, to the person or persons entitled to receive the same.

8. REPRESENTATIONS AND WARRANTIES.

The Holder, by acceptance of this Warrant Certificate, represents and warrants to, and covenants and agrees with, the Company as follows:

(a) This Warrant Certificate and the Warrants are being acquired for the Holder’s own account for investment and not with a view toward resale or distribution of any part thereof, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same.

(b) The Holder is aware that the Warrants are not registered under the Act or any state securities or blue sky laws and, as a result, substantial restrictions exist with respect to the transferability of the Warrants and the Warrant Shares to be acquired upon exercise of the Warrants.

(c) The Holder is an accredited investor as defined in Rule 501(a) of Regulation D under the Act and is a sophisticated investor familiar with the type of risks inherent in the acquisition of securities such as the Warrants, and its financial position is such that it can afford to retain the Warrants and the Warrant Shares for an indefinite period of time without realizing any direct or indirect cash return on this investment.

9. MISCELLANEOUS.

(a) Transfer Taxes: Expenses. The Holder shall pay any and all underwriters’ discounts, brokerage fees, and transfer taxes incident to the sale or exercise of the Warrants or the sale of the underlying shares issuable thereunder, and shall pay the fees and expenses of any special attorneys or accountants retained by it.

(b) Notice. Any notice or other communication required or permitted to be given to the Company shall be in writing and shall be delivered by certified mail with return receipt or delivered in person against receipt, as follows:

Xenonics Holdings, Inc.

2236 Rutherford Road, Suite 123

Carlsbad, CA 92008

(c) Governing Law. This Warrant Certificate shall be governed by, and construed in accordance with, the laws of the State of California, without reference to the conflicts of law principles of such state.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of the date set forth below.

XENONICS HOLDINGS, INC,

By /s/ Richard Naughton

Its: Chief Executive Officer

Date: April 13, 2006

XENONICS HOLDINGS, INC.

WARRANT CERTIFICATE
CLASS B WARRANTS

THIS WARRANT CERTIFICATE (the “Warrant Certificate”) certifies that for value received, The Norman Patriot LLC (the “Holder”) is the owner of warrants (the "Warrants”), which entitle the Holder thereof to purchase on or before the Expiration Date (as defined below) Two Hundred Fifty Thousand (250,000) shares (the “Warrant Shares”) of fully paid non-assessable shares of the common stock, par value $.001 per share, (the “Common Stock”), of XENONICS HOLDINGS, INC., a Nevada corporation (the “Company”), at a purchase price of Three Dollars and Twenty Cents ($3.20) per Warrant Share (the “Purchase Price”), in lawful money of the United States of America by bank or certified check, subject to adjustment as hereinafter provided.

THE WARRANTS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES. THESE WARRANTS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

1. PURCHASE PRICE.

The Warrants entitle the Holder to purchase the Warrant Shares at the Purchase Price. The Purchase Price and the number of Warrant Shares evidenced by this Warrant Certificate are subject to adjustment as provided in Article 7.

2. VESTING AND EXPIRATION DATES.

(a) The Warrants shall become vested and exercisable only if and when all of the Company’s Class A Warrants, as evidenced by the Warrant Certificate dated April 13, 2006 executed by the Company in favor of the Holder, have been fully exercised and all of the  shares of Common Stock underlying such Class A Warrants have been purchased and paid for by the Holder.

(b) Upon becoming exercisable in accordance with the terms of Section 2(a), the Warrants are exercisable, at the option of the Holder, at any time thereafter and on or before the Expiration Date (as defined below) by delivering to the Company written notice of exercise (the “Exercise Notice”), stating the number of Warrant Shares to be purchased thereby, accompanied by bank or certified check payable to the order of the Company for the Warrant Shares to be purchased. Within twenty business days of the Company’s receipt of the Exercise Notice accompanied by the consideration for the Warrant Shares being purchased, the Company shall issue and deliver to the Holder a certificate representing the Warrant Shares being purchased. In the case of exercise for less than all of the Warrant Shares represented by this Warrant Certificate, the Company shall cancel this Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate for the balance of such Warrant Shares.

(c) The term “Expiration Date” shall mean 5:00 p.m., California time,

on April 13, 2011, or if such date shall in the State of California be a holiday or a day on which banks are authorized to close, then 5:00 p.m., California time, the next following day which in the State of California is not a holiday or a day on which banks are authorized to close.

3. RESTRICTIONS ON TRANSFER.

(a) Restrictions. The Warrants and the Warrant Shares or any other security issuable upon exercise of the Warrants may not be assigned, transferred, sold, or otherwise deposed of unless (i) there is in effect a registration statement under the Securities Act of 1933, as amended (the “Act”), covering such sale, transfer, or other disposition or (ii) the Holder furnishes to the Company an opinion of counsel, reasonably acceptable to counsel for the Company, to the effect that the proposed sale, transfer, or other disposition may be effected without registration under the Act, as well as such other documentation incident to such sale, transfer, or other disposition as the Company’s counsel shall reasonably request.

(b) Legend. Any Warrant Shares issued upon the exercise of the Warrants shall bear a legend to the following effect:

“The shares evidenced by this certificate were issued upon exercise of Warrants and may not be sold, transferred, or otherwise disposed of in the absence of an effective registration under the Securities Act of 1933 (the “Act”) or an opinion of counsel, reasonably acceptable to counsel for the Company, to the effect that the proposed sale, transfer, or disposition may be effectuated without registration under the Act.”

4. RESERVATION OF SHARES.

The Company covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon exercise of the Warrants, such number of shares of Common Stock as shall then be issuable upon the exercise of the Warrants. The Company covenants that all shares of Common Stock which shall be issuable upon exercise of the Warrants shall be duly and validly issued and fully paid and non-assessable and free from all taxes, liens, and charges with respect to the issue thereof. Notwithstanding anything to the contrary in this Warrant Certificate, no Warrant Shares shall be issued pursuant to this Warrant Certificate unless and until the Company has received approval to issue such shares from the American Stock Exchange or from any other securities exchange or Nasdaq market on which shares of Common Stock may be traded as of the date of the Holder’s Warrant exercise.

5. LOSS OR MUTILATION.

Upon receipt by the Company of reasonable evidence of the loss, theft, destruction, or mutilation of this Warrant Certificate and, in the case of loss, theft, or destruction, of indemnity reasonably satisfactory to the Company, or in the case of mutilation, upon surrender and cancellation of the mutilated Warrant Certificate, the Company shall execute and deliver in lieu thereof, a new Warrant Certificate representing an equal number of Warrant Shares exercisable thereunder.

6. REDEMPTION RIGHT.

Notwithstanding any provision in this Warrant Certificate to the contrary, the Company reserves the right to redeem the outstanding Warrants evidenced by this Warrant Certificate at any time prior to the full or partial exercise of such Warrants by giving the Holder at least thirty days’ prior written notice of such redemption if the closing price of the Common Stock has been at least $4.00 per share on each of twenty consecutive trading days, provided that the Company’s redemption notice must be delivered no later than the third business day after the end of any such twenty-day period. The redemption price of the Warrants shall be $0.001 per share. If this Warrant Certificate is either not exercised or tendered back to the Company by the end of the date specified in the redemption notice, this Warrant Certificate shall be canceled on the books of the Company and shall have no further value except for the $0.001 per share redemption price.

7. ANTI-DILUTION PROVISIONS.

(a) The number of shares of Common Stock and the Purchase Price per Warrant Share pursuant to this Warrant Certificate shall be subject to adjustment from time to time as provided for in this Section 7(a). Notwithstanding any provision contained herein, the aggregate Purchase Price for the total number of Warrant Shares issuable pursuant to this Warrant Certificate shall remain unchanged. In case the Company shall at any time change as a whole, by subdivision or combination in any manner or by the making of a stock dividend, the number of outstanding shares of Common Stock into a different number of shares, (i) the number of shares which the Holder of this Warrant Certificate shall have been entitled to purchase pursuant to this Warrant Certificate shall be increased or decreased in direct proportion to such increase or decrease of shares, as the case may be, and (ii) the Purchase Price per Warrant Share (but not the aggregate Purchase Price) in effect immediately prior to such change shall be increased or decreased in inverse proportion to such increase or decrease of shares, as the case may be.

(b) In case of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation or merger of the Company with another corporation (or in the case of any sale, transfer, or other disposition to another corporation of all or substantially all the property, assets, business, and goodwill of the Company), the Holder of this Warrant Certificate shall thereinafter be entitled to purchase the kind and amount of shares of capital stock which this Warrant Certificate entitled the Holder to purchase immediately prior to such capital reorganization, reclassification of capital stock, consolidation, merger, sale, transfer, or other disposition; and in any such case appropriate adjustments, shall be made in the application of the provisions of this Section 7 with respect to rights and interests thereafter of the Holder of this Warrant Certificate to the end that the provisions of this Section 7 shall thereafter be applicable, as nearly as reasonably possible, in relation to any shares or other property thereafter purchasable upon the exercise of this Warrant Certificate.

(c) Fractional Shares. No certificate for fractional shares shall be issued upon the exercise of the Warrants, but in lieu thereof the Company shall purchase any such fractional shares calculated to the nearest cent.

(d) Rights to the Holder. The Holder of this Warrant Certificate shall not be entitled to any rights of a shareholder of the Company in respect to any Warrant Shares purchasable upon the exercise hereof until such Warrant Shares have been paid for in full and issued to it. As soon as practicable after such exercise, the Company shall deliver a certificate or certificates for the number of full shares of Common Stock issuable upon such exercise, to the person or persons entitled to receive the same.

8. REPRESENTATIONS AND WARRANTIES.

The Holder, by acceptance of this Warrant Certificate, represents and warrants to, and covenants and agrees with, the Company as follows:

(a) This Warrant Certificate and the Warrants are being acquired for the Holder’s own account for investment and not with a view toward resale or distribution of any part thereof, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same.

(b) The Holder is aware that the Warrants are not registered under the Act or any state securities or blue sky laws and, as a result, substantial restrictions exist with respect to the transferability of the Warrants and the Warrant Shares to be acquired upon exercise of the Warrants.

(c) The Holder is an accredited investor as defined in Rule 501(a) of Regulation D under the Act and is a sophisticated investor familiar with the type of risks inherent in the acquisition of securities such as the Warrants, and its financial position is such that it can afford to retain the Warrants and the Warrant Shares for an indefinite period of time without realizing any direct or indirect cash return on this investment.

9. MISCELLANEOUS.

(a) Transfer Taxes: Expenses. The Holder shall pay any and all underwriters’ discounts, brokerage fees, and transfer taxes incident to the sale or exercise of the Warrants or the sale of the underlying shares issuable thereunder, and shall pay the fees and expenses of any special attorneys or accountants retained by it.

(b) Notice. Any notice or other communication required or permitted to be given to the Company shall be in writing and shall be delivered by certified mail with return receipt or delivered in person against receipt, as follows:

Xenonics Holdings, Inc.

2236 Rutherford Road, Suite 123

Carlsbad, CA 92008

(c) Governing Law. This Warrant Certificate shall be governed by, and construed in accordance with, the laws of the State of California, without reference to the conflicts of law principles of such state.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of the date set forth below.

XENONICS HOLDINGS, INC,

By /s/ Richard Naughton

Its: Chief Executive Officer

Date: April 13, 2006